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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 2, 2001

ALLIANCE CAPITAL MANAGEMENT L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

212-969-1000
Registrant's telephone number, including area code

Item 1.  Changes in Control of Registrant.

  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

  Not applicable.

Item 3.  Bankruptcy or Receivership.

  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

  Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

  Not applicable.

Item 6.  Resignations of Registrant's Directors.

  Not applicable.

Item 7.  Financial Statements and Exhibits.

    (a)
    Financial Statements of Businesses Acquired None.

    (b)
    Pro Forma Financial Information None.

    (c)
    Exhibits

    99.6
    Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its Fourth Quarter 2000 Review dated February 2, 2001.

Item 8.  Change in Fiscal Year.

  Not applicable.

Item 9.  Regulation FD Disclosure.

  Pursuant to Regulation FD, Alliance Capital Management L.P. is furnishing its Fourth Quarter 2000 Review dated February 2, 2001. The Fourth Quarter 2000 Review is attached hereto as Exhibit 99.6.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT L.P.
Dated: February 7, 2001	By:	Alliance Capital Management Corporation, General Partner
	By:	/s/ ROBERT H. JOSEPH, JR. Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer

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  Item 1. Changes in Control of Registrant.
  Item 2. Acquisition or Disposition of Assets.
  Item 3. Bankruptcy or Receivership.
  Item 4. Changes in Registrant's Certifying Accountant.
  Item 5. Other Events and Regulation FD Disclosure.
  Item 6. Resignations of Registrant's Directors.
  Item 7. Financial Statements and Exhibits.
  Item 8. Change in Fiscal Year.
  Item 9. Regulation FD Disclosure.
SIGNATURES